Following is the Annual Report for Federated Limited Duration Government Fund, a portfolio of Federated Total Return Series, Inc., covering the fiscal year ended September 30, 1998. If you have any questions or comments, please contact your investment representative. This report must be preceded or accompanied by a prospectus.

Management Discussion and Analysis

Federated Limited Duration Government Fund represents a fully-invested participation in U.S. Treasury, agency and mortgage-backed securities which have an average duration of 3 years or less. By prospectus, at least 65% of the fund must be invested in U.S. Treasury and agency securities. During the fund's fiscal year, typically 25% to 30% of the fund was invested in government mortgage-backed securities.

During the fund's annual reporting period, fixed income performance continued to reflect above trend economic growth combined with subdued inflation and a stronger dollar. Consumer prices increased at only a 1.6% annual rate through August 1998 and the Asian financial crisis eliminated the possibility of a tightening of Federal Reserve Board (the "Fed") monetary policy. With the Fed on hold, the 2- to 30-year coupon curve flattened from 62 basis points on September 30, 1997, to 12 basis points in June 1998. However, as market expectations of an easing of Fed policy grew, the coupon curve steepened back out to 70 basis points by the fund's fiscal year end. Although U.S. economic growth remained solid, the Fed did modestly ease in response to less accommodative domestic financial conditions and the possibility that deteriorating foreign economies would slow the U.S. economy. For the first time since January 1996, the federal funds target rate was lowered from 5.50% to 5.25% at the September 29, 1998, Federal Open Market Committee meeting.

The flight to quality bid which had supported the Treasury market during the fourth quarter of 1997 intensified during the late spring/summer of 1998 as the global economic and financial crisis worsened and U.S. equity markets declined. As a result, U.S. Treasury securities outperformed the spread sectors both on a nominal and duration-adjusted basis. U.S. Treasury yields fell across the curve, ending the fund's fiscal year well below the federal funds target rate of 5.50%. The 2-year Treasury note yield declined from 5.78% at the end of September 1997, to 4.27% at the end of September 1998.



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Federated Limited Duration Government Fund
Institutional Service Shares

Growth of $10,000 Invested in Federated Limited Duration Government Fund

The graph below illustrates the hypothetical investment in $10,000* in the Federated Limited Duration Government Fund (Institutional Service Shares) (the "Fund") from May 31, 1997 (start of performance) to September 30, 1998, compared to the Merrill Lynch 1-3 Year U.S. Treasury Index ("ML13TRI").+

Graph
Please see appendix A.1.


Past performance is not predicative of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The ML13TRI has been adjusted to reflect reinvestment of dividends on securities in the index.

+The ML13TRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged and investments cannot be made in an index.







Federated Limited Duration Government Fund
Portfolio of Investments
September 30, 1998
 Principal
   Amount                                                          Value


Short-Term U.S. Government Obligation--100.0%
    $100,000 Federal Farm Credit Bank, 5.40%, 10/1/98               $100,000
             Total Investments (identified  and tax cost            $100,000
             $100,000)


Note: The categories of investments are shown as a percentage of net assets ($100,021) at September 30, 1998.

(See Notes which are an integral part of the Financial Statements)



Federated Limited Duration Government Fund
Statement of Assets and Liabilities
September 30, 1998

Assets:
Total investments in securities, at value
(identified and tax cost $100,000)                              $   100,000
Cash                                                                    207
Interest Receivable                                                      18
   Total assets                                                     100,225
Liabilities:
Income distribution payable                         $       204
                                                            ---
   Total liabilities                                                    204
Net Assets for 9,843 shares outstanding                         $   100,021
Net Assets Consist of:
Paid in capital                                                 $    52,823
Accumulated net realized gain on investments                         45,844
Undistributed net investment income                                   1,354
   Total Net Assets                                             $   100,021
Net Asset Value, Offering Price and Redemption Proceeds Per
Share:
Institutional Service Shares:
$100,021 / 9,843 shares outstanding                                  $10.16


(See Notes which are an integral part of the Financial
Statements)
Federated Limited Duration Government Fund
Statement of Operations
Period Ended September 30, 1998 *

Investment Income:
Interest (net of dollar roll expense of $4,281)                 $   253,142
Expenses:
Investment advisory fee                             $    17,399
Administrative personnel and services fee               143,535
Custodian fees                                            4,223
Transfer and dividend disbursing agent fees and          28,680
expenses
Directors'/Trustees' fees                                 1,584
Auditing fees                                             7,917
Legal fees                                                3,798
Portfolio accounting fees                                44,539
Distribution services fee--Institutional                  3,322
Service Shares
Shareholder services fee--Institutional Service           3,322
Shares
Share registration costs                                 26,354
Printing and postage                                     10,178
Insurance premiums                                        2,820
Taxes                                                     1,584
Miscellaneous                                             3,449
   Total expenses                                       302,704
Waivers --
  Waiver of investment advisory fee     $   (17,399 )
  Waiver of distribution services
fee--Institutional Service Shares            (2,657 )
  Reimbursement of other operating         (269,905 )
expenses
   Total waivers and reimbursements                    (289,961 )
     Net expenses                                                    12,743
        Net investment income                                       240,399
Realized Gain on Investments:
Net realized gain on investments                                     45,849
                                                                     ------
     Change in net assets resulting from operations             $   286,248
* For the period from October 3, 1997 (date of initial public investment) to September 30, 1998.
(See Notes which are an integral part of the Financial
Statements)
Federated Limited Duration Government Fund
Statement of Changes in Net Assets

                                                            Period
                                                              Ended
                                                            September
                                                            30, 1998*
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                     $   240,399
Net realized gain on investments
($45,849 as computed for federal tax purposes)                 45,849
                                                               ------
   Change in net assets resulting from operations             286,248
Distributions to Shareholders--
Distributions from net investment income
  Institutional Shares                                       (171,646 )
  Institutional Service Shares                                (67,399 )
Distributions from net realized gains
  Institutional Shares                                        (28,854 )
  Institutional Service Shares                                     (1 )
   Change in net assets resulting from distributions to shareholders (267,900 ) Share Transactions--
Proceeds from sale of shares                                8,976,726
Net asset value of shares issued to shareholders in
payment of distributions declared                              84,773
Cost of shares redeemed                                     (14,014,25)
   Change in net assets resulting from share                (4,952,751)
transactions
     Change in net assets                                   (4,934,403)
Net Assets:
Beginning of period                                         5,034,424
End of period (including undistributed net investment
income of $1,354)                                         $   100,021

* For the period from October 3, 1997 (date of initial public investment) to September 30, 1998.
(See Notes which are an integral part of the Financial
Statements)

Federated Limited Duration Government Fund
Financial Highlights - Institutional Service Shares

(For a share outstanding throughout the period)

The following table has been audited by Ernst & Young, LLP, Independent
Auditors.



                                Year Ended
                               September 30,
           1998(a)
Net asset value, beginning of  $       10.09
period

Income from investment
operations
  Net investment income                 0.52
  Net realized and unrealized           0.13
gain (loss) on
  investments
Total from investment                   0.65
operations

Less distributions
  Distributions from net              (0.52)
investment income
  Distributions from net
realized gain on investment           (0.06)
Total distributions                   (0.58)
Net asset value, end of period $       10.16
Total return (b)                       6.75%

Ratios to average net assets
  Expenses                             0.56% *
  Net investment income                5.18% *
  Expense                              6.83% *
waiver/reimbursement (c)

Supplemental data
  Net assets, end of period    $         100
(000 omitted)
  Portfolio turnover                    501%


*      Computed on an annualized basis.
(a) Reflects operations for the period from October 3, 1997 (date of initial public investment) to September 30, 1998. (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Limited Duration Government Fund
Notes to Financial Statements
September 30, 1998

1. Organization

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Limited Duration Government Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The investment objective of the Fund is to provide total return consistent with current income.

Shareholders and/or the Board of Directors approved changing the Fund to the Federated UltraShort Bond Fund, including a new investment advisory contact. The changes are reflected in the Fund's prospectus dated October 27, 1998.



Previously, the Fund provided two classes of shares Institutional Shares and Institutional Service Shares. As of September 10, 1998, the "Institutional Shares" were no longer offered. The unissued shares were subsequently reclassified as Institutional Service Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations - U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   Repurchase Agreements - It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   Investment Income, Expenses and Distributions - Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   Federal Taxes - It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and gains. Accordingly, no provisions for federal tax are necessary.

   When-Issued and Delayed Delivery Transactions - The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Dollar Roll Transactions - The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other - Investment transactions are accounted for on the trade date.


3. Capital Stock

At September 30, 1998, par value shares ($ 0.001 per share) authorized were as follows:
On September 30, 1998, Federated Management, the Fund's investment adviser, was the sole shareholder of the Fund.

                                  Number of Par Value
             Class Name         Capital Stock Authorized
        Institutional Shares                1,000,000,000
        Institutional Service               1,000,000,000
               Shares
       Total shares authorized              2,000,000,000

Transactions in capital stock were as follows:

                              Period Ended
                          September 30, 1998(a)
Institutional Shares       Shares      Amount
Shares sold                  478,137  $4,813,126
Shares issued to
shareholders in                2,880      28,987
payment of
distributions declared
Shares redeemed            (981,543) (9,894,109)
      Net change
resulting from             (500,526) $(5,051,996)
                           ========= ============
  Institutional  share
transactions













                              Period Ended
                          September 30, 1998(a)
Institutional Service      Shares      Amount
----------------------     ------      ------
Shares
------
Shares sold                  413,567  $4,163,600
Shares issued to
shareholders in                5,551      55,786
payment of
distributions declared
Shares redeemed            (409,305) (4,120,141)
                           --------- -----------
      Net change
resulting                      9,813     $99,245
                               =====     =======
from
Institutional Service
share transactions
      Net change
resulting from share       (490,713) $(4,952,751)
transactions

(a) For the period from October 3, 1997 (date of initial public investment) to September 30, 1998.


4. Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee - Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   Administrative Fee - Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   Distribution Services Fee - The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive a portion of this fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

   Shareholder Services Fee - Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Institutional Service Shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   Transfer and Dividend Disbursing Agent Fees and Expenses -FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees - FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   Interfund Transactions - During the period ended September 30, 1998, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common
   Director/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $3,079,987 and $6,782,174, respectively.

   General - Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.


5. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period from October 3, 1997, through September 30, 1998, were as follows:

          Purchases                                          $ 20,269,735
                                                             ------------
       ------------------------------------------------
          Sales                                               $25,212,174
       ------------------------------------------------

6. YEAR 2000 (Unaudited)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.





               Report of Ernst & Young LLP, Independent Auditor's

To the Board of Trustees and Shareholder of Federated Total Return Series, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Limited Duration Government Fund (one of the portfolios constituting the Federated Total Return Series, Inc.) as of September 30, 1998, and the related statements of operations, changes in net assets and financial highlights for the period from October 3, 1997 (date of initial public investment) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Duration Government Fund of Federated Total Return Series, Inc. at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period from October 3, 1997 (date of initial public investment) to September 30, 1998, in conformity with generally accepted accounting principles.


                                                ERNST &YOUNG LLP

Boston, Massachusetts
October 22, 1998



A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the top left corner. Federated Limited Duration Government Fund (Institutional Service Shares) (the "Fund") is represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index ("ML13TRI") is represented by a dotted line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the ML13TRI. The "x" axis reflects computation periods from 5/31/97 to 9/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the ML13TRI. The ending values were $10,991 and $11,084, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, period ended 9/30/98 and from the fund's start of performance (5/31/97) to 9/30/98. The total returns were 6.75%, and 7.33%, respectively.